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                                                                   EXHIBIT 10.34

                     PLAINS EXPLORATION & PRODUCTION COMPANY

                                 (the "Company")

                               FIRST AMENDMENT TO
                         CHARTER OF THE AUDIT COMMITTEE

     Paragraph 2 under the Section titled "Organization" is hereby amended and replaced in its entirety by the following:

     "At least one member of the Committee shall be a financial expert who shall have, through (a) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions, (b) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, (c) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, or (d) other relevant experience:

     o an understanding of generally accepted accounting principles and financial statements;

     o the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

     o experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

     o an understanding of internal controls and procedures for financial reporting;

     o    an understanding of audit committee functions;

     o such other experience as may be required to meet any additional requirements promulgated by the Securities and Exchange Commission pursuant to Section 407 of the Sarbanes-Oxley Act of 2002."

         Adopted by the Board of Directors of the Company on February ___, 2003.